EXHIBIT 10.18
FIRST AMENDMENT TO
CONTRIBUTION AGREEMENT
     THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (the “Amendment”) is made and entered into as of June 2, 2010, by and between Welsh Property Trust, L.P. (the “Operating Partnership”) and the party listed on the signature page hereto (the “Contributor”).
RECITALS
     A. The Operating Partnership and the Contributor are parties to that certain Contribution Agreement effective as of March 1, 2010 (the “Contribution Agreement”), pursuant to which the Contributor agreed to contribute its ownership interests in the Contributed Entities listed on Exhibit A hereto (the “Contributed Entities”) to the Operating Partnership.
     B. The parties to the Contribution Agreement desire to amend the Contribution Agreement to reduce the Contributor’s Formation Transaction Value (as defined in the Contribution Agreement) as set forth below.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing, the terms, conditions and agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree to be bound as follows:
     1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Contribution Agreement, unless the context shall otherwise require.
     2. Exhibit A. Exhibit A of the Contribution Agreement is hereby amended and replaced in its entirety with Exhibit A as attached to this Amendment.
     3. Remaining Terms. Except as expressly set forth in this Amendment, all other terms and provisions of the Contribution Agreement shall remain in full force and effect.
     4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of any laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties hereto hereby consents to (i) the non-exclusive jurisdiction of the courts of the State of Delaware, and (ii) service of process by mail.
     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

     6. Binding Effect. This Amendment shall be binding upon the parties to the Contribution Agreement, and their respective successors and permitted assigns.
     7. Third Party Beneficiaries. This Amendment shall not confer any rights or remedies upon any person or entity other than the parties to the Contribution Agreement, and their respective successors and permitted assigns.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

WELSH PROPERTY TRUST, L.P.

By:	WELSH PROPERTY TRUST, LLC Its General Partner

By:	/s/ Scott T. Frederiksen

Name:	Scott T. Frederiksen
Title:	Chief Executive Officer

CONTRIBUTOR:

WELSH US REAL ESTATE FUND, LLC

By:	WELSH US FUND MANAGER, LLC Its: Chief Manager

By:	/s/ Dennis J. Doyle

Name:	Dennis J. Doyle
Title:	Chief Executive Officer

EXHIBIT A
CONTRIBUTOR’S FORMATION TRANSACTION VALUE

	Percentage	Contributor's
	Interest in	Formation
	Contributed	Transaction
Contributed Entities	Entity	Value
Welsh Romulus Mezz, LLC	100%	—
Welsh Hoover Road, LLC	100%	—
Welsh 201 Mississippi, LLC	14.85%	—
Welsh Kemper Road, LLC	100%	—
Welsh Queenland, LLC	3.88%	—
Welsh Romulus Development, LLC	100%	—
Welsh Franklin, LLC	47.20%	—
Total Contributor’s Formation Transaction Value		$17,232,325

4